UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
140 New Montgomery Street, 9th Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 14, 2020, the Compensation Committee (the "Compensation Committee") of the Board of Directors of Yelp Inc. (the "Company") approved the grant of performance-based restricted stock units covering shares of the Company's common stock (the "New Performance Awards") to the Company's executive officers (the "Executive Officers"), as set forth below. The vesting of the New Performance Awards is subject to both the achievement of performance goals and a four-year, quarterly vesting schedule measured from the beginning of 2020. The grant date of the Performance Awards was September 15, 2020.

		Performance Awards
Name	Title	Threshold	Target	Maximum
Jeremy Stoppelman	Chief Executive Officer	17,259	69,033	138,065
David Schwarzbach	Chief Financial Officer	4,249	16,993	33,986
Joseph R. ("Jed") Nachman	Chief Operating Officer	7,966	31,861	63,722
Vivek Patel	Chief Product Officer	6,373	25,489	50,978
Laurence Wilson	Chief Administrative Officer & General Counsel	5,311	21,241	42,482
The New Performance Awards are generally subject to the same terms as the performance-based restricted stock units (the "Original Performance Awards") disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on February 24, 2020 (the "Prior Current Report"), except that the performance goals for the New Performance Awards are based on the Company's net revenue and adjusted EBITDA for the six months ending December 31, 2020 rather than for the full year. The description of the terms of the Original Performance Awards set forth in the Prior Current Report is incorporated herein by reference.
The New Performance Awards were granted pursuant to, and in accordance with, the terms and conditions of the Company's 2012 Equity Incentive Plan, as amended, as well as a Performance Award Agreement and Grant Notice previously filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 18, 2020	YELP INC.
		By:	/s/ David Schwarzbach
David Schwarzbach
Chief Financial Officer